May 21, 1997


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of VIMRX Pharmaceuticals Inc., which will be held at The Equitable Companies, Inc., 787 Seventh Avenue, 49th Floor, New York, New York on June 24, 1997. The meeting will begin promptly at 9:30 a.m. Eastern Daylight Time.

         The accompanying Proxy Statement, which you are urged to read carefully, provides important information regarding matters that will be considered and voted upon at the Annual Meeting. In addition to electing directors of the Company and ratifying the appointment of the independent auditors, stockholders will consider and vote upon (i) approving certain amendments to VIMRX's 1990 Incentive and Non-Incentive Stock Option Plan (the "1990 Plan Amendments") to conform the Plan to certain statutory and regulatory developments and to provide the Board of Directors and the Compensation Committee with greater flexibility in determining the terms and conditions of options, and (ii) approving the adoption of VIMRX's 1997 Incentive and Non-Incentive Stock Option Plan (the "1997 Plan") providing for the award of options to purchase 1,000,000 shares of Common Stock.

         The 1990 Plan Amendments and the 1997 Plan will assist the Company in attracting persons of outstanding ability to its service. The 1990 Plan, as amended, and the 1997 Plan (collectively, the "Plans") provide greater flexibility to the Company in administering the Plans than was available under the 1990 Plan prior to the amendments.

         You are requested to complete, date and sign the enclosed proxy card and promptly return it in the enclosed envelope, whether or not you plan to attend the Annual Meeting. If you do attend the Annual Meeting, you may vote in person even if you have submitted a proxy card. Due to space limitations, attendance at the Annual Meeting will be limited to stockholders of record, their proxies, beneficial owners of Common Stock who have presented to the Company satisfactory evidence of such ownership and brokers. Proper business attire is required.

         On behalf of the Board of Directors, I look forward to seeing you on June 24th.

                                   Sincerely,



                                Donald G. Drapkin
                                    Chairman

                           VIMRX PHARMACEUTICALS INC.
                              2751 Centerville Road
                           Suite 210, Little Falls II
                           Wilmington, Delaware 19808
                                 (302) 998-1734

                    NOTICE OF ANNUAL MEETING OF  STOCKHOLDERS To Be Held on June
                           24, 1997

To the Stockholders of VIMRX PHARMACEUTICALS INC.

                  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of VIMRX Pharmaceuticals Inc. (the "Company") will be held at The Equitable Companies, Inc., 787 Seventh Avenue, 49th Floor, New York, New York on Tuesday, June 24, 1997 at 9:30 a.m., Eastern Daylight Time, to consider and act upon the following proposals:

                  1.       To elect a Board of eight directors.

                  2. To approve amendments to the Company's 1990 Incentive and Non-Incentive Stock Option Plan.

                  3. To approve the Company's 1997 Incentive and Non-Incentive Stock Option Plan providing for the award of options to purchase 1,000,000 shares of Common Stock thereunder.

                  4.       To ratify the  appointment  of KPMG Peat  Marwick LLP
                           as  independent  auditors  of   the  Company for the
                           year ending December 31, 1997.

                  5.       To transact such other  business as  may   properly
                           come before the Annual  Meeting or any   adjournment
                           or postponement thereof.

                  A proxy statement describing the matters to be considered at the Annual Meeting is attached to this notice. Only holders of record of the Company's Common Stock at the close of business on May 2, 1997, the Record Date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. Due to space limitations, attendance at the Annual Meeting will be limited to stockholders of record, their proxies, beneficial owners who have presented evidence of such ownership satisfactory to the Company, and brokers. Proper business attire is required.

                       By Order of the Board of Directors,

                                                     Lowell S. Lifschultz
                                    Secretary
Wilmington, Delaware
May 21, 1997

           STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING
          ARE REQUESTED TO DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED
                 PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                           VIMRX Pharmaceuticals Inc.
                              2751 Centerville Road
                           Suite 210, Little Falls II
                           Wilmington, Delaware 19808
                                 (302) 998-1734



                                 PROXY STATEMENT


                         Annual Meeting of Stockholders
                           To Be Held On June 24, 1997


                                  INTRODUCTION

General

         This Proxy Statement is being furnished to holders of Common Stock, par value $.001 per share (the "Common Stock"), of VIMRX Pharmaceuticals Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at its Annual Meeting of Stockholders to be held on Tuesday, June 24, 1997, at The Equitable Companies, Inc., 787 Seventh Avenue, 49th Floor, New York, New York on Tuesday, June 24, 1997 at 9:30 a.m., Eastern Daylight Time, and any and all adjournments or postponements thereof (the "Meeting"). The cost of the solicitation will be borne by the Company. This Proxy Statement is being first mailed to holders of the Common Stock on or about May 21, 1997.

Matters to be Considered at the Meeting

         At the Meeting, the stockholders will be asked to consider and vote upon the following proposals:

         1.       To elect a Board of eight directors;


         2. To approve certain amendments (the "1990 Plan Amendments") to the Company's 1990 Incentive and Non-Incentive Stock Option Plan (the "1990 Plan") to conform the 1990 Plan to certain statutory and regulatory developments and to provide the Board of Directors and the Compensation Committee with greater flexibility in determining the terms and conditions of options; a copy of the 1990 plan is attached hereto as Exhibit A;

         3. To approve the 1997 Stock Option Plan (the "1997 Plan"), providing for the award of options to purchase 1,000,000 shares of Common Stock thereunder;

         4. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the year ending December 31, 1997; and

         5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.


Voting at the Meeting

         Only holders of record of Common Stock at the close of business on May 9, 1997 (the "Record Date") are entitled to notice of and to vote at the Meeting, each such holder of record being entitled to one vote per share of Common Stock on each matter to be considered at the Meeting. On the Record Date, there were 54,642,437 shares of Common Stock issued and outstanding.


         The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting (27,321,219 shares of the 54,642,437 shares outstanding) is necessary to constitute a quorum at the Meeting. The election of each of the eight nominees identified in this Proxy will require the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote. The approval of the 1990 Plan Amendments and the 1997 Plan and the ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the year ending December 31, 1997 will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote.

         If the enclosed proxy card is properly executed and returned to the Company prior to voting at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon, subject to the following conditions:

         Election of Directors. Shares represented by a proxy which is marked "WITHHOLD AUTHORITY" to vote for (i) all eight nominees or (ii) any individual nominee(s) for election as directors and are not otherwise marked "FOR" the other nominees will not be counted in determining whether a plurality vote has been received for the election of directors. In the absence of instructions, shares represented by a proxy will be voted FOR all of the eight nominees. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies ("broker non-votes"), those shares will be disregarded and therefore will have no effect on the outcome of the vote.

         Other Proposals. Shares represented by a proxy which is marked "ABSTAIN" on any other proposal will not be counted in determining whether the requisite vote has been received for such proposal. In the absence of instructions, shares represented by a proxy will be voted FOR all of the proposals set forth in the Notice of Annual Meeting and at the discretion of the proxies on any other matters that may properly come before the Meeting. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies ("broker non-votes"), those shares will not be included in the vote totals, and therefore will have no effect on the vote for the approval of the 1990 Plan Amendments and the 1997 Plan or ratification of the appointment of the independent auditors.




         At any time prior to its exercise, a proxy may be revoked by the holder of the Common Stock granting it by delivering written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement or by attending the Meeting and voting in person.

Table of Contents
                                                                         Page
Security Ownership of Certain Beneficial
  Owners and Management..............................................      4
Election of Directors................................................      6
Executive Compensation ..............................................      8
Certain Transactions.................................................     13
Stock Price Performance Comparison...................................     15
Approval of Amendments to 1990 Incentive and
  Non-Incentive Stock Option Plan and 1997 Incentive
  and Non-Incentive Stock Option Plan ...............................     16
Ratification of Reappointment of Independent
  Auditors...........................................................     22
Other Business.......................................................     22
Stockholder Proposals................................................     23

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT



         The following table sets forth, as of the Record Date, information with respect to the beneficial ownership of the Common Stock by (i) each person known by the Company to own beneficially five percent or more of the outstanding Common Stock, together with their respective addresses, (ii) each director and nominee for election as director, (iii) each executive officer named in the Summary Compensation Table under "Executive Compensation - Summary Compensation" on page 9 of this Proxy Statement and (iv) all executive officers and directors as a group:

                                                                 Shares                Percent
                        Name                               Beneficially Owned        Outstanding
Richard L. Dunning.................................                   257,256(1)          *

Francis M. O'Connell...............................                    50,000(2)          *
Alfonso, J. Tobia, Ph.D. ..........................                    75,000(2)          *
Donald G. Drapkin .................................                462,500(3)(4)          *
Laurence D. Fink ..................................                450,000(3)(5)          *
Jerome Groopman, M.D. .............................                    50,000(3)          *
Linda G. Robinson .................................                   183,333(3)          *
Eric A. Rose, M.D. ................................                   584,900(6)          *
Lindsay A. Rosenwald, M.D. ........................              6,114,999(3)(7)        10.8%
  787 Seventh Avenue
  New York, New York 10019
Michael Weiner, M.D. ..............................                    62,410(3)          *
Paramount Capital Asset
  Management, Inc..................................                 4,049,999(8)        7.4%
  c/o Lindsay A. Rosenwald, M.D.
  787 Seventh Avenue
  New York, New York 10019
Mellon Bank Corporation............................                 2,865,000(9)        5.2%
  One Mellon Bank Center
  Pittsburgh, Pennsylvania 15258
All directors and executive                                        8,311,737(10)        14.4%
  officers as a group (12) persons) ...............

--------------------

*        Less than one percent.

(1) Consists of currently exercisable options to purchase 253,661 shares owned by Mr. Dunning, 2,095 shares owned by a daughter of Mr. Dunning, and 500 shares owned by each of Mr. Dunning's spouse, son and another daughter, respectively. Mr. Dunning disclaims beneficial ownership of the shares held by his spouse, son and daughters.

(2)      Consists of currently exercisable options.

(3) Includes 100,000 shares for Mr. Drapkin and 50,000 shares for each of Mr. Fink, Dr. Groopman, Ms. Robinson, Dr. Rosenwald and Dr. Weiner of restricted stock which vests at the rate of 25% per year commencing June 20, 1997, provided the respective individual continues to serve as a director of the Company, and subject to a non-lapsing right of first refusal by the Company.

(4)      Includes currently exercisable options to purchase 362,500 shares.

(5) Includes 66,666 shares owned by a family trust for the benefit of Mr. Fink's children. Mr. Fink disclaims beneficial ownership of the shares held by the family trust.

(6)      Includes currently exercisable options to purchase 262,500 shares.

(7) Includes currently exercisable options to purchase 2,015,000 shares owned by Dr. Rosenwald, and the 4,049,999 shares beneficially owned by Paramount Capital Asset Management, Inc. ("PCAM") (see note (8) below). Dr. Rosenwald serves as President and is sole shareholder of PCAM. Dr. Rosenwald disclaims beneficial ownership of the shares beneficially owned by PCAM.

(8) Information is from a Schedule 13D dated December 23, 1996 filed by PCAM which is the investment manager of The Aries Trust (the "Aries Trust") and the general partner of Aries Domestic Fund, L.P. (the "Aries Limited Partnership"), and reports shared voting and dispositive power of 5,964,999 shares and 2,750,000 shares, respectively, by the Aries Trust and the Aries Limited Partnership.

(9) Information is from a Schedule 13G dated January 24, 1997, filed by Mellon Bank Corporation, which reflects sole voting power with respect to 2,865,000 shares and sole dispositive power with respect to 2,750,000 shares.

(10)     See notes (1) - (7).

                              ELECTION OF DIRECTORS


         At the Meeting, the entire Board of Directors is to be elected, to hold office until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. Unless otherwise specifically directed by stockholders executing proxies, it is intended that all proxies in the accompanying form received in time for the Meeting will be voted FOR the election of the eight nominees named below. All nominees are currently directors of the Company.

         In the event any nominee should become unavailable for election for any presently unforeseen reason, it is intended that the proxies will be voted for such substitute nominee as may be designated by the present Board of Directors.

         The election of each of the eight nominees identified in the Proxy will require the affirmative vote of a plurality vote of the shares of Common Stock present or represented by proxy at the Meeting and entitled to vote. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies ("broker non-votes"), those shares will be disregarded and therefore will have no effect on the outcome of the vote. The Board of Directors recommends that stockholders vote FOR each of the eight nominees.

         Each nominee's name, age, office with the Company, if any, the year first elected as a director, if currently a director, and certain biographical information are set forth below:

Name                                    Age        Position
Donald G. Drapkin                        49        Chairman
Richard L. Dunning                       51    President, Chief
                                            Executive Officer and
                                                   Director
Laurence D. Fink                         44        Director
Jerome Groopman, M.D.                    45        Director
Linda G. Robinson                        44        Director
Eric A. Rose, M.D.                       46        Director
Lindsay A. Rosenwald, M.D.               42        Director
Michael Weiner, M.D.                     51        Director


         DONALD G. DRAPKIN was elected Chairman of the Board in March 1996. Mr. Drapkin has served as a director of the Company since November 17, 1995. Since March 1987, Mr. Drapkin has been Vice Chairman and a director of MacAndrews & Forbes Holdings Inc., and was a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom in New York City for more than five years prior thereto. Mr. Drapkin also serves as a director of the following corporations which file reports pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"):
Andrews Group, Incorporated, The Coleman Company, Inc., Coleman Holdings Inc., Coleman Worldwide Corporation, Marvel Entertainment Group, Inc., Marvel Holdings Inc., Marvel (Parent) Holdings Inc., Marvel III Holdings Inc., Revlon Consumer Products Corporation, Revlon, Inc., Revlon Worldwide Corporation, Toy Biz, Inc. and Algos Pharmaceutical Corporation.

         RICHARD L. DUNNING has been President and Chief Executive Officer of the Company since April 1996, and a director of the Company since June, 1996. Prior to joining the Company, Mr. Dunning served as Executive Vice President and Chief Financial Officer of the DuPont Merck Pharmaceutical Company since 1991. Mr. Dunning also serves as a director of the following corporations which file reports pursuant to the Securities Exchange Act of 1934: Epoch Pharmaceuticals, Inc. and Innovir Laboratories, Inc.

         LAURENCE D. FINK has been Chairman and Chief Executive Officer and Director of BlackRock Financial Management (investment advisor) since 1988. Mr. Fink is a director of the closed end funds for which BlackRock serves as investment advisor. Mr. Fink has been a director of the Company since June, 1996. Mr. Fink also serves as a director of the following corporation which files reports pursuant to the Securities Exchange Act of 1934: Innovir Laboratories, Inc.

         JEROME GROOPMAN, M.D. has been a professor of Medicine at Harvard Medical School since 1993. Dr. Groopman has been an attending physician and member of the executive committee of New England Deaconess Hospital since 1989. Dr. Groopman has been a director of the Company since June, 1996. Dr. Groopman is director of the following corporations which file reports pursuant to the Exchange Act: Advanced Tissue Sciences.

         LINDA G. ROBINSON has been Chairman, Chief Executive Officer and Partner of Robinson Lerer Montgomery (strategic communications) for more than the past five years. Ms. Robinson has been a director of the Company since June, 1996. Ms. Robinson is a director of the following corporations which file reports pursuant to the Exchange Act: Revlon, Inc.

         ERIC A. ROSE, M.D. was elected a director of the Company on November 17, 1995. Dr. Rose is a Surgeon-In-Chief at Columbia Presbyterian Medical Center in New York, a position he has held since August 1994, has served as Chairman of the Department of Surgery at the College of Physicians and Surgeons of Columbia University since 1994 and prior thereto as Director of the Division of Cardiothoracic Surgery of the Department since 1990. Dr. Rose is a past president of the International Society for Heart and Lung Transplantation.

         LINDSAY A. ROSENWALD, M.D. has been the Chairman and Chief Executive Officer of Paramount Capital, Incorporated (investment bank) since 1992. Dr. Rosenwald is also chairman of The Castle Group. Dr. Rosenwald serves as a director of the following corporations which file reports pursuant to the
Exchange Act: Ansan, Inc., Atlantic Pharmaceuticals, Inc., BioCryst Pharmaceuticals, Inc., Interneuron Pharmaceuticals, Inc., Neose Technologies, Inc., Sparta Pharmaceuticals, Inc., Titan Pharmaceuticals, Inc. and Xenometrix, Inc. Dr. Rosenwald has been a director of the Company since June, 1996.

         MICHAEL WEINER, M.D. has been the Hellinger Professor of Clinical Pediatrics at Columbia University College of Physicians and Surgeons since January 1996 and has been an attending pediatrician at Columbia Presbyterian Medical Center since January 1996. Dr. Weiner has served as Associate Director of Pediatric Hematology/Oncology and Associate Attending Physician of Hackensack Medical Center and an Associate Attending Pediatrician UMDNJ Division of Pediatric Hematology/Oncology, since 1987. Dr. Weiner has been a director of the Company since June, 1996.

Meetings and Committees



         During 1995, there were seven meetings of the Board of Directors which were attended by all directors, except for Mr. Donald G. Drapkin and Dr. Eric A. Rose, who were absent from two meetings, and Dr. Jerome Groopman, who was absent from one meeting. Additionally, the Board took action by unanimous written consent without a meeting on five occasions in 1996.


         The Compensation Committee, which also acts as the Stock Option Committee, currently consists of Mr. Donald G. Drapkin, Mr. Richard L. Dunning, Dr. Eric A. Rose and Dr. Lindsay A. Rosenwald. The Compensation Committee met one time and took action by unanimous written consent on one occasion during 1996. The Compensation Committee sets and recommends to the Board yearly executive compensation and conditions of employment and administers the Company's stock option plans.

         The Audit Committee, which consists of Mr. Richard L. Dunning, Mr. Laurence D. Fink, Ms. Linda G. Robinson and Dr. Michael Weiner, did not meet during 1996. The Audit Committee reviews the audit and financial procedures of the Company and recommends any changes with respect thereto to the Board of Directors.

         The Company does not have a standing nominating committee.


                             EXECUTIVE COMPENSATION

Summary Compensation

         The following table sets forth a summary of the compensation for 1994, 1995 and 1996 earned by the Company's Principal Executive Officer and by each other executive officer whose compensation exceeded $100,000 during 1996.



                           Summary Compensation Table
                                              Annual Compensation                Awards            Long-Term
                                                                                                  Compensation
              Name and               Year        Salary           Bonus         Options              Other
         Principal Position                                                                       Compensation
         ------------------                                                                       ------------
M.S. Koly                            1996                          --              $1,750(1)
  Former Chairman and Chief          1995             $37,000      --             200,000(3)              $4,003(1)
  Executive Officer(2)
                                     1994                  --      --                     --             $20,450(1)

Richard L. Dunning                   1996            $133,833    $40,000          800,000(3)              $4,500(4)
  President and Chief Executive      1995                  --      --                     --                     --
  Officer(5)
                                     1994                  --      --                     --                     --

Alfonso J. Tobia, Ph.D.              1996            $147,272    $50,000                  --                     --
Executive Vice President             1995            $130,000    $12,500                  --                     --
                                     1994             $59,696      --             150,000(6)             $25,000(7)

Francis M. O'Connell                 1996            $123,800    $35,000                  --                     --
Vice President, Finance and Chief    1995             $96,125      --             100,000(8)
Financial Officer
                                     1994

---------------

 (1) Consists of director fees in 1996 and 1995; and $7,050 of director fees, $2,000 for consulting services, and $11,400 paid to Venkol Ventures, Ltd. for consulting services rendered by Mr. Koly to the Company in 1994. Mr. Koly is a principal shareholder and advisor to Venkol Ventures, Ltd.

 (2) Mr. Koly was Acting Chief Executive Officer from September 1, 1995 until April 1996. Mr. Koly resigned as Chairman of the Board in March 1996.

 (3) Number of shares of Common Stock purchasable. See Option Grant Table below for exercise price and vesting terms.

 (4)   Reimbursement of personal medical and health care insurance.

 (5)   Mr. Dunning was elected  President and Chief Executive  Officer in April,
       1996.

 (6)   Number of shares of Common Stock purchasable at $.69 per share.

 (7)   Consists of a one-time relocation fee.

 (8)   Number of shares of Common Stock purchasable at $.44 per share.

         The nominees for director have received grants of 50,000 restricted shares of Common Stock under the 1996 Non-Employee Director Restricted Stock
Award Plan, except that Mr. Drapkin, as Chairman, received a grant of 100,000 shares, and Mr. Dunning, as an employee of the Company, received no grant.

Option Grant Table

         The following table sets forth certain information concerning options granted in 1996 to the individuals named in the Summary Compensation Table:

                      Option Grants in the Last Fiscal Year
                      -------------------------------------

            Name           Number of     % of Total      Exercise     Expiration
                          Securities       Options       Price Per       Date
                         Underlying      Granted to        Share
                           Options     Employees in
                           Granted      Fiscal Year
                          ----------   -------------    ---------    -----------
Richard L. Dunning        800,000(1)       54.4           $2.56      4/2/2001(2)
                                                                     4/2/2006(2)

 (1) Granted pursuant to Mr. Dunning's employment agreement. See "Employment Arrangements" below.

 (2) Incentive stock options to purchase 156,064 shares expire on 4/2/2001; non-incentive stock options to purchase 643,946 shares expire 4/2/2006.


Mr. Dunning was granted an Incentive stock option to purchase 156,064 shares under the Company's 1990 Incentive and Non-Incentive Stock Option Plan (the "1990 Plan"), which at the time of issue provided that incentive stock options must have a five-year term. Mr. Dunning was also granted a non-Incentive stock option to purchase 643,936 shares under the 1990 Plan; pursuant to his amended and restated employment agreement, the term of these options was extended to ten years from the date of grant, and they became exercisable cumulatively in three substantially equal annual increments.

Option Exercise and Value Table

         The following table sets forth certain information concerning options exercised during 1996, and the number of unexercised options as at December 31, 1996 held, by the individuals named in the Summary Compensation Table:

                Option Exercises and Values at December 31, 1996
                ------------------------------------------------

         Name                 Shares           Value          Number of            Value of
                             acquired         realized       Unexercised         Unexercised
                                on              (1)           Options at         In-the-Money
                             exercise                        December 31,         Options at
                                                                 1996            December 31,
                                                            Exercisable (E)/        1996(1)
                                                            Unexercisable
                                                                 (U)
                            ----------      ----------      -----------           ----------
M.S. Koly                      --              --             200,000(E)           $525,000
Richard L. Dunning                                            800,000(U)            $650,000
Alfonso J. Tobia, Ph.D.                                        75,000(E)            $201,375
                                                               75,000(U)            $201,375
Francis M. O'Connell                                           25,000(E)            $73,438
                                                               75,000(U)            $220,313

 (1) Based upon the $3 3/8 closing price of the Common Stock on The Nasdaq Stock Market on December 31, 1996.

Employment Arrangements

         In October 1996, the Company entered into a restated employment agreement with Richard L. Dunning, effective March 27, 1996, pursuant to which Mr. Dunning serves as President and Chief Executive Officer of the Company. The agreement provides for a base annual salary of $200,000, which may be increased at the discretion of the Board of Directors or the Compensation Committee, and an annual cash bonus based on performance criteria, with an initial cash bonus targeted to be at least 33% of Mr. Dunning's base compensation. Mr. Dunning is entitled to four weeks' vacation and to participate in the Company's medical, dental, life and long-term disability insurance and other benefit programs. Pursuant to the agreement, Mr. Dunning was granted both incentive and non-incentive stock options to purchase an aggregate of 800,000 shares of Common Stock at an exercise price of $2.56 per share, the incentive options becoming exercisable cumulatively at the rate of 25% per annum, and the non-incentive options becoming exercisable cumulatively at the rate of 33-1/3% per annum, commencing March 28, 1997 (one year from the date of grant). Pursuant to the agreement, the expiration date of the incentive options is 4/2/2001, and that of the non-incentive options is 4/2/2006. Mr. Dunning's employment may be terminated by the Company for cause, or without cause upon 60 days' notice by either the Company or Mr. Dunning. In the event Mr. Dunning's employment is terminated by the Company without cause, or in the event Mr. Dunning terminates his employment following certain actions by the Company (including a material reduction in Mr. Dunning's duties or a relocation of the Company's principal executive offices), Mr. Dunning is entitled to a severance payment equal to six months' of his base salary, payable in monthly installments. The agreement contains certain non-competition and confidentiality provisions, and provides that the Company may obtain "key man" life insurance on the life of Mr. Dunning for the Company's benefit. Mr. Dunning received a $40,000 signing bonus upon execution of the agreement.

         In June 1994, the Company entered into an employment agreement with Alfonso J. Tobia, Senior (now, Executive) Vice President of the Company, effective July 1, 1994, providing for a base annual salary of $125,000, to be increased to $150,000 upon the redemption by the Company of its outstanding Class A Warrants, and eligibility for a discretionary bonus up to $25,000. The agreement provides that Dr. Tobia is eligible to receive options to purchase 150,000 shares of Common Stock (which were granted on August 24, 1994), and is eligible to participate in the Company's benefit programs, which currently include a medical program, dental/vision insurance and group life insurance.

         M.S. Koly, former Chief Executive Officer of the Company and former Chairman of the Board, was paid $3,000 per month commencing June 1995 for his services as Chairman, which position he held until March 1996, and was paid $7,000 per month for services as Acting Chief Executive Officer, from September 1995 to April 1996, to which he devoted two business days per week.

Compensation Committee Report

                  The Compensation Committee is responsible for setting the Company's policy regarding the compensation of the Company's senior executive officers, including the Chief Executive Officer, and administering the Company's stock option plans. The Company's policy is to establish a compensation program that will attract, retain and motivate qualified members of senior management in a manner that is competitive with other companies in the biotechnology industry. The key elements in this policy are salary, stock options, and availability of a cash bonus. As the Company is still in the development stage, revenues and profits are presently inapplicable as factors in determining compensation of the Chief Executive Officer and other executives of the Company. Rather, the Compensation Committee looks to qualitative factors, including the officers' efforts to build the organization, to expand the Company's potential product line (through acquiring new technologies or otherwise), to expand the range of applications therefor, and to intensify the Company's research and development efforts for its potential products. In determining the cash bonus for 1996 for Richard L. Dunning, the Company's Chief Executive Officer, the Compensation Committee considered a number of significant positive developments including, among other factors, the completion in June, 1996 of the March 21, 1996 Subscription Agreement, the redemption of the Class A and Class B Warrants, and his overall efforts in building the Company's organization, including the acquisition of Ribonetics GmbH, the acquisition of a controlling interest in Innovir and the recruitment of several key executives.

                           The Compensation Committee
                                Donald G. Drapkin
                               Richard L. Dunning
                               Eric A. Rose, M.D.
                           Lindsay A. Rosenwald, M.D.

         The above report shall not be deemed incorporated by reference into any filing under the Securities Act or under the Exchange Act, by any general statement incorporating by reference this proxy statement, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Section 16 Proxy Statement Disclosure

         Section 16 of the Securities Exchange Act of 1934, as amended, requires that officers, directors and holders of more than 10% of the Common Stock (collectively, "Reporting Persons") file reports of their trading in Company equity securities with the Securities and Exchange Commission. Based on a review of Section 16 forms filed by the Reporting Persons during the last fiscal year, David A. Jackson, Executive Vice President and Chief Scientific Officer of the Company, filed his Form 3, reporting his initial beneficial ownership of securities of the Company, approximately three and one-half months late, Francis
M. O'Connell, Vice President-Finance and Chief Financial Officer, filed a Form 4, reporting changes in beneficial ownership of securities of the Company, approximately one week late, Eric Rose, M.D., a director of the Company, filed his Form 5 reporting the exercise of warrants approximately one month late. The Company believes that the Reporting Persons otherwise complied with all applicable Section 16 filing requirements.


                              CERTAIN TRANSACTIONS

         In August 1995, the Company entered into a consulting agreement with Lindsay A. Rosenwald, M.D., who was elected a director of the Company in June 1996, pursuant to which Dr. Rosenwald has agreed to act as a financial consultant to the Company pursuant to the terms thereof and the Company granted Dr. Rosenwald an option to purchase 2,000,000 shares of Common Stock at $.53125 per share (the closing bid price of the Common Stock on The Nasdaq Small-Cap Market on the date preceding the date of grant), exercisable through August 6, 1998. In June 1996, Dr. Rosenwald transferred 85,000 of the underlying option shares to other persons.

         In November 1995, the Company, under the Company's 1995 Non-Employee Director Stock Option Plan, issued options to purchase 100,000 shares of the Company's common stock, at an exercise price of $.9375 per share, to each of Mr. Drapkin and Dr. Rose. Such options may be exercised at any time prior to November, 2000, or if earlier, twelve months following cessation of service as a director.

         In November 1995, the Company  entered into an arrangement  with Donald
G. Drapkin, a director of the Company, pursuant to which Mr. Drapkin agreed to make available to the Company his business and financial acumen for a five-year period, and the Company granted Mr. Drapkin an option to purchase 650,000 shares at $.9375 per share (the closing bid price of the Common Stock on The Nasdaq Small Cap Market on the date preceding the date of grant), exercisable at the rate of 25% of the aggregate number of underlying shares per annum commencing one year from the date of grant. Concurrently, the Company entered into a five-year consulting arrangement with Eric A. Rose, M.D., a director of the Company, pursuant to which Dr. Rose agreed to provide scientific consulting services to the Company, and the Company granted Dr. Rose an option to purchase 650,000 shares at $.9375 per share, exercisable at the rate of 25% of the aggregate number of underlying shares per annum commencing one year from the date of grant.

         In March 1996, Lindsay A. Rosenwald, M.D. and Donald G. Drapkin entered into a Guaranty Agreement with the Company pursuant to which Dr. Rosenwald and Mr. Drapkin have each agreed to pay up to $1,000,000 of the Company's ordinary operating expenses and in exchange for such obligation Dr. Rosenwald and Mr. Drapkin were each granted options to purchase 100,000 shares of Common Stock at an exercise price of $1.47 per share. Such options are exercisable for ten years.

         On June 21, 1996, the Company completed a private placement pursuant to a subscription agreement dated March 21, 1996 (the "Subscription Agreement") to a group of investors including the following directors or persons or entities affiliated with such directors: (i) Laurence D. Fink, a director of the Company, purchased 266,667 shares of Common Stock and 133,333 Common Stock Purchase Warrants for $400,000, and a family trust of Mr. Fink purchased 66,666 shares of Common Stock and 33,333 Common Stock Purchase Warrants for $100,000; (ii) Linda
G. Robinson, a director of the Company, purchased 133,333 shares of Common Stock and 66,666 Common Stock Subscription Warrants for $200,000; and (iii) The Aries Trust Fund, a Cayman Island trust (the "Aries Trust"), and The Aries Domestic Fund, L.P., a Delaware limited partnership ("The Aries Limited Partnership" and, together with the Aries Trust, the "Aries Funds"), entities affiliated with Lindsay A. Rosenwald, M.D. and Jerome Groopman, M.D., directors of the Company, in the manner described below, purchased an aggregate of 666,666 shares of Common Stock and 333,333 Common Stock Subscription Warrants for an aggregate of $1,000,000. Lindsay A. Rosenwald, M.D., a director of the Company, serves as President and is sole shareholder of the investment manager of the Aries Trust, and serves as President and is the sole shareholder of the general partner of the Aries Limited Partnership. Jerome Groopman, M.D., a director of the Registrant, is an interested party in the Aries Funds.

         On December 23, 1996, the Company acquired an approximate 66% ownership interest in Innovir Laboratories, Inc. ("Innovir") pursuant to an agreement dated November 21, 1996, as amended, among the Company and the Aries Funds and an agreement dated November 21, 1996 between the Company and Innovir. Pursuant to the agreements, as amended (i) the Aries Funds, which owned 4 million shares of Innovir's common stock prior to the transaction, exercised warrants and unit purchase options to purchase an additional 6 million shares, thereby providing $3 million in cash to Innovir and resulting in the Aries Funds owning 10 million shares of Innovir's common stock; (ii) the Company acquired 9.5 million shares of Innovir's common stock from the Aries Funds for $3,000,000 in cash and 3,000,000 newly issued shares of the Company's Common Stock, and (iii) the Company exchanged all of the capital stock of its wholly-owned subsidiary, VIMRX Holdings Ltd., a Delaware corporation ("VHL") (to which, prior to closing, the Company had made a capital contribution of $4,000,000), for 8.7 million shares of Innovir's convertible preferred stock (convertible into 8.7 million shares of Innovir's common stock), plus five-year warrants to purchase an additional 2 million shares of Innovir's common stock (1 million shares at an exercise price of $1.00 per share and 1 million shares at an exercise price of $2.00 per
share).   The  Company  has  agreed  to  file  a  registration   statement  (the
"Registration Statement") with the Securities and Exchange Commission (the "Commission") for the public resale of the 3,000,000 shares of Common Stock issued to the Aries Funds, to use its best efforts to cause the Registration Statement to be declared effective by the Commission under the Securities Act as soon as practicable and to use its best efforts to keep the Registration Statement effective until the earlier of the date such shares shall have been disposed of or the date on which all of such shares are eligible for sale pursuant to Rule 144 under the Securities Act (December 23, 1998). The acquisition of the 9.5 million shares of Innovir stock from the Aries Funds was negotiated at arms' length with the Aries Funds and an opinion was issued by an independent investment banking firm that the transaction was fair from a financial point of view to the Company and its public shareholders.

         On March 7, 1997, the Company entered into a research agreement with Columbia University ("Columbia") whereby the Company, through a newly established subsidiary, VIMRX Genomics, Inc. ("Genomics"), 90%-owned by the Company and 10%-owned by Columbia University, will provide $30 million in funding to the Columbia Genome Center established by Columbia, with $4.7 million to be paid during the first year in quarterly installments. In exchange, Genomics will receive an exclusive license to develop, manufacture, use, sell or market products resulting from any invention or research product developed by the Columbia Genome Center and funded under the agreement. Following an initial five-year term, the agreement automatically will renew for successive two-year terms and, in the absence of an agreement to the contrary, the amount of funding will be increased at a rate of 9% for every additional year. Under the agreement, the Company agreed to issue Columbia a one-time payment of 200,000 shares of Common Stock, and granted Columbia "piggyback" registration rights with respect to such shares during the period April 1, 1997 to April 1, 1999. On March 26, 1997, in a separate transaction, the Company acquired an exclusive worldwide license from Columbia University with respect to Blood Factor IXai protein in consideration for $100,000 and future royalties. Concurrently, the Company entered into a research agreement to provide Columbia $2.7 million in funding in quarterly installments over a three-year period for the research and development of Blood Factor IXai. One of the individuals directing research under such agreement is Eric A. Rose, M.D. a director of the Company. Dr. Rose is a Surgeon-In-Chief at Columbia Presbyterian Medical Center in New York, an affiliate of Columbia, and has served as Chairman of the Department of Surgery at the College of Physicians and Surgeons of Columbia since 1994 and as a Director of the Division of Cardiothoracic Surgery of the Department since 1990. Michael Weiner, M.D., a director of the Company, is the Hellinger Professor of Clinical Pediatrics at Columbia's College of Physicians and Surgeons and is an attending physician at Columbia Presbyterian Medical Center.

         The Company believes that the terms of the Subscription Agreement were no more favorable to the investors than could have been obtained from unrelated parties, that the consulting arrangements with Dr. Rosenwald, Mr. Drapkin and Dr. Rose are on terms no less favorable than could have been negotiated with unrelated third parties of similar expertise, and the agreements with Columbia were negotiated on an arm's length basis.


                       STOCK PRICE PERFORMANCE COMPARISON

         The Stock Price Performance Graph below compares cumulative total return of the Company's Common Stock with the cumulative total return of (i) the Index for the NASDAQ Stock Market (U.S. Companies) (the "NASDAQ Index") and (ii) an industry peer group index consisting of the NASDAQ Pharmaceutical Index (the "Peer Index"). The Graph assumes $100 was invested on January 1, 1992, in (i) the Company's Common Stock, (ii) the stocks comprising the NASDAQ Index and (ii) the stocks comprising the Peer Index, and the reinvestment of dividends.

      [Insert performance graph described in Item 402(l) of Regulation S-K]















         The graph above shall not be deemed incorporated by reference into any filing under the Securities Act or under the Exchange Act, by any general statement incorporating by reference this proxy statement, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                  APPROVAL OF AMENDMENTS TO 1990 INCENTIVE AND
                         NON-INCENTIVE STOCK OPTION PLAN
                                       and
                         ADOPTION OF 1997 INCENTIVE AND
                         NON-INCENTIVE STOCK OPTION PLAN

General

         In 1990, the Company adopted the 1990 Plan under which an aggregate of 500,000 shares of Common Stock were reserved for issuance upon exercise of options granted thereunder, increased to 1,200,000 shares in 1991 and to 2,400,000 shares in 1996. In February 1997, the Board of Directors adopted the 1997 Plan, subject to stockholder approval, under which an aggregate of 1,000,000 shares of Common Stock are reserved for issuance upon exercise of options granted thereunder. The purpose of the 1990 Plan and of the 1997 Plan is to further the growth and development of the Company by encouraging selected employees, directors and other persons who contribute and are expected to contribute materially to the Company's success to obtain a proprietary interest in the Company through the ownership of its stock, thereby providing such persons with an added incentive to promote the best interests of the Company and affording the Company a means of attracting persons of outstanding ability to its service.

         As of the Record Date, options to purchase an aggregate of 1,952,500 shares of Common Stock had been granted and were outstanding, and a balance of 196,900 shares are reserved for issuance under the 1990 Plan for options subsequently granted thereunder. No options have been granted under the 1997 Plan.


         1990 Plan and Proposed Amendments



                 On February 6, 1997, the Board of Directors adopted, subject to stockholder approval, amendments to the 1990 Plan (the "1990 Plan Amendments"). The purpose of the 1990 Plan Amendments is to conform the 1990 Plan to certain statutory and regulatory developments, and to provide the Board of Directors and the Compensation Committee with greater flexibility in determining the terms and conditions of employee options than was available under the 1990 Plan prior to the amendments, thereby assisting the Company in attracting to its service persons of outstanding ability. Following is a summary of the provisions of and the amendments to the 1990 Plan:

 1. Administration. Prior to amendment, the 1990 Plan provided for administration (i.e. granting of options and interpretation of the 1990
         Plan) by a committee (the "Committee") of the Board of Directors (the "Board"), and for amendment or termination of the 1990 Plan by the Board. As amended, the Board may exercise the powers of the Committee described below, and thus administer the Plan directly.

 2. Composition of Committee. Prior to amendment, the 1990 Plan provided that the Committee be comprised of "disinterested directors" as defined in Rule 16b-3 and "outside directors" as defined in the Internal Revenue Code (the "Code"). As amended, to comply with recent revisions to Rule 16b-3, the Committee will be comprised, to the extent practicable, of "non-employee directors" as defined by new Rule 16b-3 "outside directors" as defined in the Code. Mr. Drapkin, Mr. Dunning, Dr. Rose and Dr. Rosenwald currently constitute the members of the Committee.

 3. Powers of the Committee. The Committee selects the optionees and determines (i) whether the respective option is to be a non-incentive stock option or an incentive stock option qualifying under Section 422(a) of the Code, (ii) the number of shares of Common Stock purchasable under the option, which may not exceed 800,000 shares for any individual, and (iii) the exercise price, which cannot be less than 50% of the fair market value of the Common Stock on the date of grant for non-incentive stock options or 100% of such fair market value for incentive stock options. With respect to the granting of a non-incentive stock option, the Committee further determines (i) the time or times when the option becomes exercisable, and (ii) its duration, which may not exceed ten years from the date of grant.

         As amended, in addition to the powers described above, the Committee shall determine the expiration dates of options (not to exceed ten years from the date of grant) and, for non-incentive stock options, whether such options will have limited transferability. The Committee also shall have the power to accelerate exercisability, extend the term of exercisability and otherwise amend the provisions of outstanding options, subject to the terms of the 1990 Plan, as amended.

 4. Eligibility for Option Grants. Non-incentive options may be granted to employees, directors, consultants, agents, independent contractors and such other persons as the Committee determines will assist the Company's endeavors. This provision has not been amended.

5. Exercise Price of Options. With respect to incentive stock options, the fair market value, determined as of the date the option was granted, of shares first exercisable by an optionee in any calendar year may not exceed $100,000. The maximum number of shares of Common Stock that may be subject to options granted to an executive officer during any calendar year is 800,000 shares. This provision has not been amended.

6. Term of Incentive Stock Options. Prior to amendment, the 1990 Plan provided limited the term of incentive stock options to five years from the date of grant. As amended, the terms of both incentive and non-incentive options may be as long as ten years, as determined by the Committee at the date of grant.

7. Exercisability of Incentive Stock Options. Prior to amendment, the 1990 Plan provided that incentive stock options be exercisable at the rate of 25% per annum commencing one year from the date of grant. As amended, the Committee will determine the exercisability of each option, provided, however, that no option will be exercisable for a period of six months from the date of grant (the same limitation being applicable to non-incentive stock options).

8. Acceleration of Exercisability of Options. Prior to amendment, the 1990 Plan made no provision for the acceleration of exercisability of outstanding options. As amended, the 1990 Plan provides that the Committee, in its discretion, may accelerate the exercisability of outstanding options, subject to the $100,000 per annum market value limitation for incentive stock options.

9. Cashless Exercises. Prior to amendment, the 1990 Plan required exercise of options by delivery of cash in the amount of the exercise price. As amended, the 1990 Plan permits, to the extent determined by the Committee for individual option grants, exercisability by the delivery of previously owned shares or the withholding of shares otherwise issuable upon exercise of the option (so-called "cashless exercises").

10. Extension of Exercisability. Prior to amendment, the 1990 Plan provided that an option automatically terminate three months following the date of the optionee's termination of employment or engagement with the Company, and one year following an employee's death or disability, but in no event subsequent to the expiration date of the option. As amended, the Committee, in its discretion, may extend the term of exercise of an outstanding non-incentive stock option, but not beyond ten years from the date of the non-incentive stock option's grant.

 11. Transferability. Prior to amendment, the 1990 Plan provided that no option be transferable other than by will or the laws of descent and distribution. As amended, the Committee may provide for limited transferability (i.e. to family members or family trusts) of non-incentive stock options.

12. Change in Control. Prior to amendment, the 1990 Plan provided that upon a change in control of the Company, the 1990 Plan and all outstanding options automatically would terminate unless provided otherwise by the Committee at the time of grant. As amended, upon a change in control, the exercisability of all outstanding options shall be accelerated and such options shall become immediately fully exercisable.

 13. Option Adjustments. The 1990 Plan contains a customary anti-dilution provision which provides that in the event of any change in the Company's outstanding capital stock by reason of stock dividend, recapitalization, merger, consolidation, split-up, combination or exchange of shares and the like, the aggregate number of shares of Common Stock subject to outstanding options and the option price are to be appropriately adjusted by the Committee, whose determination thereon shall be conclusive. This provision was not amended.

 14. Subsequent Amendments to 1990 Plan. Prior to amendment, the 1990 Plan provided that the Board may make modifications or amendments to the 1990 Plan, provided, however, that (i) no change may be made in the aggregate number of shares of Common Stock subject to the 1990 Plan,
         (ii) no termination, modification or amendment may adversely affect the rights of a holder under a previously granted option, (iii) no material modification may be made to the requirements for eligibility for participation in the 1990 Plan, and (iv) no material increase may be made in the benefits accruing to participants in the 1990 Plan. As amended, the Board will be empowered to amend the 1990 Plan, provided, however, that shareholder approval shall be required (i) to increase the number of shares reserved for issuance under the 1990 Plan, (ii) to materially increase the benefits accruing to participants in the 1990 Plan, (iii) to materially modify the requirements for eligibility for participation under the 1990 Plan, or (iv) if otherwise required to comply with the incentive stock option provisions or Section 162(m) of the Code or the listed company requirements of The Nasdaq Stock Market or of a national securities exchange on which the Common Stock is traded, and provided, further, that no amendment may adversely affect the rights of a holder of an outstanding option without such holder's written consent.


         Options Granted or to be Granted Under the 1990 Plan

         As of the Record Date, options to purchase an aggregate of 1,952,500 shares of Common Stock had been granted and were outstanding, including an incentive option to purchase 156,064 shares granted and a non-incentive option to purchase 643,936 shares to Richard L. Dunning, the Company's President and Chief Executive Officer. See "Executive Compensation - Employment Arrangements." Dr. David A. Jackson, Executive Vice President and Chief Scientific Officer has been issued incentive options to purchase 120,752 shares, and non-incentive options to purchase 379,248 shares. Other than Mr. Dunning and Dr. Jackson, current executive officers (consisting of Dr. Richard Kouri, Senior Vice President - Research, Francis M. O'Connell, Vice President-Finance and Chief Financial Officer, and Dr. Alfonso J. Tobia, Executive Vice President), hold incentive stock options under the 1990 Plan to purchase an aggregate of 325,000 shares, which were granted as follows: (i) on March 27, 1995, an option to Mr. O'Connell to purchase 100,000 shares at an exercise price of $.428 per share, under which 50,000 shares are currently exercisable; (ii) on August 24, 1994, an option to Dr. Tobia to purchase 150,000 shares at an exercise price of $.69 per share, under which 75,000 shares are currently exercisable; and (iii) on May 5, 1997, an option to Dr. Kouri to purchase 75,000 shares at an exercise price of $2.125 per share, none of which are currently exercisable.

         On May 14, 1997, the most recent practical date prior to the printing of this Proxy Statement, the closing sale price per share of Common Stock as reported by The Nasdaq National Market was $2.66.

         1997 Plan

         The 1997 Plan is substantially identical to the 1990 Plan, with the following exceptions:

1. The 1997 Plan was adopted in February, 1997 and provides that options may be granted thereunder until February, 2007; Options under the 1990 Plan may be granted only until July, 2000.

2. One Million (1,000,000) shares are authorized for issuance under the 1997 Plan; Two Million Four Hundred Thousand (2,400,000) shares are authorized for issuance under the 1990 Plan.

3.       No options have yet been issued under the 1997 Plan.


Federal Income Tax Consequences

         The following is based upon federal tax laws and regulations as presently in effect and does not purport to be a complete description of the federal income tax aspects of the 1990 Plan and the 1997 Plan (collectively, the "Plans"). Also, the specific state tax consequences to each participant under the Plans may vary, depending upon the laws of the various states and the individual circumstances of each participant.

         Incentive Stock Options

         No taxable income is recognized by the optionee upon the grant of an incentive stock option under the Plans. Further, no taxable income will be recognized by the optionee upon exercise of an incentive stock option granted under the Plans and no expense deduction will be available to the Company. Generally, if the optionee holds shares acquired upon the exercise of incentive stock options for at least two (2) years from the date of grant of the option and for at least one (1) year from the date of exercise, any gain on a subsequent sale of such shares will be considered as long-term capital gain. The gain recognized upon the sale of the shares is equal to the excess of the amount realized upon the sale, selling price of the shares over the exercise price. Therefore, the net federal income tax effect on the holders of incentive stock options is to defer, until the shares are sold, taxation of any increase in the value of the shares from the date of grant and to treat such gain, at the time of sale, as capital gain rather than ordinary income. However, in general, if the optionee sells the shares prior to expiration of either the two-year or one-year period, referred to as a "disqualifying disposition," the optionee will recognize taxable income at ordinary tax rates in an amount equal to the lesser of (i) the value of the shares on the date of exercise, less the exercise price; or (ii) the amount realized on the date of sale, less the exercise price, and the Company will receive a corresponding business expense deduction. The balance of the gain recognized on the disqualifying disposition will be long-term or short-term capital gain depending upon the holding period of the optioned shares. The two-year and one-year holding period rules do not apply to optioned shares which are disposed of by the optionee's estate or a person who acquired such shares by reason of the death of the optionee.

         An employee may be subject to an alternative minimum tax upon exercise of an incentive stock option since the excess of the fair market value of the optioned stock at the date of exercise over the exercise price must be included in alternative minimum taxable income, unless the acquired shares are disposed of in the same year that the option was exercised.

         Non-Incentive Stock Options

         As in the case of incentive stock options, the grant of non-incentive stock options will not result in any taxable income to the optionee. However, unlike incentive stock options, generally the optionee will recognize ordinary income in the year in which the option is exercised in the amount by which the fair market value of the purchased shares on the date of exercise exceeds the exercise price.

         The fair market value of the shares on the date income is required to be recognized will constitute the tax basis thereof for computing gain or loss on any subsequent sale. Any gain or loss recognized by the optionee upon the subsequent disposition of the shares will be treated as capital gain or loss and will qualify as long-term capital gain or loss if the shares are held for more than twelve months prior to disposition.

         Generally, the Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee at the date of exercise. The income recognized by the optionee will be treated as compensation income and will be subject to income tax withholding by the Company.

         Section 162(m) of the Code

         Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), certain compensation payments in excess of $1 million are subject to a limitation on deductibility for the Company. The limitation on deductibility applies with respect to that portion of a compensation payment for a taxable year in excess of $1 million to either the Company's Chief Executive Officer or any one of the Company's other four most highly compensated executive officers. Certain performance-based compensation is not subject to the limitation on deductibility. Options can qualify for this performance-based exception, but only if they are granted at fair market value, the total number of shares that can be granted to an executive for a specified period is stated, and shareholder and Board approval of the plan under which they are granted is obtained. The Plans allow compliance with those performance-based criteria except that non-qualified stock options granted with an exercise price less than the fair market value of the Common Stock on the date of grant will not meet such performance-based criteria and, accordingly, the compensation attributable to such options will be subject to the deductibility limitations contained in
Section 162(m) of the Code.




         At the date of this Proxy Statement, long-term capital gain is taxed to individuals at a maximum preferential rate of 28%, while items of ordinary income are currently taxed to individuals at a maximum rate of 39.6%.




Required Vote

         Approval of the amendments to the 1990 Plan and of the adoption of the 1997 Plan will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies ("broker non-votes"), those shares will not be included in the vote totals, and therefore will have no effect on the vote for the approval of the 1990 Plan Amendments or the approval of the adoption of the 1997 Plan. Unless marked to the contrary, proxies received will be voted FOR approval of the 1990 Plan Amendments and FOR approval of the adoption of the 1997 Plan.

         The Board of Directors recommends that stockholders vote FOR the approval of the 1990 Plan Amendments and FOR approval of the adoption of the 1997 Plan.


               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS


         Subject to ratification by the stockholders, the Board of Directors has appointed KPMG Peat Marwick LLP as independent auditors for the year ending December 31, 1997.

         For more than the two most recent fiscal years of the Company, the independent auditors of the Company have been Richard A. Eisner & Company, LLP, who have been dismissed upon recommendation of the Audit Committee on May 15, 1997 At no time did any report on the financial statements of the Company by Richard A. Eisner & Company, LLP contain an adverse opinion or a disclaimer of opinion, or a qualification or modification as to uncertainty, audit scope or accounting principles. The decision to change accountants was occasioned by the developments of the past year, and not by any disagreement or advice given on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In particular, in light of the acquisition by the Company of a controlling interest in Innovir Laboratories, Inc. the Audit Committee concluded that it would be most efficient and in the best interests of both Innovir and the Company for the same auditors to audit both companies. The Company solicited proposals from four auditing firms, including Richard A. Eisner & Company, LLP. KPMG Peat Marwick LLP was chosen as a result of this process, and was engaged by the Company as its principal auditors on May 15, 1997.

         The ratification of the appointment of KPMG Peat Marwick LLP will require the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies ("broker non-votes"), those shares will not be included in the vote totals and therefore will have no effect on the ratification of the reappointment of the independent auditors.

         It is anticipated that a representative of KPMG Peat Marwick LLP will be present at the Meeting to answer questions within such firm's field of expertise.

         The Board of Directors recommends that stockholders vote FOR the appointment of KPMG Peat Marwick LLP as independent auditors for the year ending December 31, 1997.


                                 OTHER BUSINESS

         Management does not know of any matter to be brought before the Meeting other than as described above. In the event any other matter properly comes before the Meeting, the persons named in the accompanying form of proxy have discretionary authority to vote on such matters.

                              STOCKHOLDER PROPOSALS

         Any stockholder proposal to be considered for inclusion in the Company's proxy soliciting material for the next Annual Meeting of Stockholders must be received by the Company at its principal office by December 31, 1997.

Dated:  May 21,1997

                                                                     EXHIBIT A




                              AMENDED AND RESTATED


                        1990 INCENTIVE AND NON-INCENTIVE

                                STOCK OPTION PLAN

                                       OF

                           VIMRx PHARMACEUTICALS INC.

             (AS AMENDED JULY 15, 1991, AUGUST 31, 1995 MAY 13, 1996
                              AND FEBRUARY 6, 1997)


         1.       Purpose of Plan.

                  The purpose of this Incentive and Non-Incentive Stock Option Plan ("Plan") is to further the growth and development of VIMRx Pharmaceuticals Inc. ("Company") and any subsidiaries thereof by encouraging selected employees, directors and other persons who contribute and are expected to contribute materially to the Company's success to obtain a proprietary interest in the Company through the ownership of stock, thereby providing such persons with an added incentive to promote the best interests of the Company and affording the Company a means of attracting to its service persons of outstanding ability.

         2.       Stock Subject to the Plan.

                  An aggregate of 2,400,000 shares of the Company's Common Stock, $.001 par value ("Common Stock") subject, however, to adjustment or change pursuant to paragraph 12 hereof, shall be reserved for issuance upon the exercise of options which may be granted from time to time in accordance with the Plan ("Options"). Such shares may be, in whole or in part, authorized but unissued shares or issued shares which have been reacquired by the Company. If, for any reason, an Option shall lapse, expire or terminate without having been exercised in full, the unpurchased shares covered thereby shall again be available for purposes of the Plan.

         3.       Administration.

                  (a) Except as provided in paragraph (c) below, the Plan shall be administered by the Committee. The Board of Directors shall appoint the Committee from among its members. Such Committee shall be composed of two or more Directors who, to the extent practicable, shall be "outside directors" as defined in regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and "non-employee directors" as defined by Regulation 240.16b-3 under the Securities Exchange Act of 1934, as amended. Such Committee shall have and may exercise any and all of the powers relating to the administration of the Plan and the grant of Options thereunder as are set forth in subparagraph 3(b) hereof as the Board of Directors shall confer and delegate. The Board of Directors shall have power at any time to fill vacancies in, to change the membership of, or to discharge such Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such time and at such places as it shall deem advisable. A majority of such Committee shall constitute a quorum and such majority shall determine its action. Any action may be taken without a meeting by written consent of all the members of the Committee. The Committee shall keep minutes of its proceedings and shall report the same to the Board of Directors at the meeting next succeeding.

                  (b) The Committee shall administer the Plan and, subject to the provisions of the Plan, shall have sole authority in its discretion to determine the persons to whom, and the time or times at which, Options shall be granted; the number of shares to be subject to each such Option; the provisions regarding exercisability of each Option; the expiration date of each Option; whether the Option shall contain a "cashless exercise" provision; whether all or any portion of the Options shall be incentive stock options ("Incentive Options") qualifying under Section 422A of the Code or stock options which do not so qualify ("Non-Incentive Options"); whether a Non-Incentive Option shall have limited transferability as permitted under the Plan; and whether a Non-Incentive Option granted to a non-employee shall terminate following the non-employee's termination of engagement in performing services for the Company or its subsidiaries pursuant to Section 9 of the Plan. Both Incentive Options and Non-Incentive Options may be granted to the same person at the same time provided each type of Option is clearly designated. In making such determinations, the Committee may take into account the nature of the services rendered by such persons, their present and potential contribution to the Company's success and such other factors as the Committee in its sole discretion may deem relevant. Subject to the express provisions of the Plan, the Committee shall also have authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating thereto; to determine the terms and provisions of the respective Option Agreements, which shall be substantially in the forms attached hereto as Exhibit A and Exhibit B; to amend the provisions of outstanding Options to provide for accelerated exercisability or the extension of the expiration date of such Options; and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be conclusive and not subject to review.

                  (c) The Board of Directors may administer the Plan, in lieu of and with the same powers as the Committee, with respect to any Options granted or to be granted under the Plan, provided that such administration is consistent with the provisions of Section 162(m) of the Code.

         4.       Eligibility for Receipt of Options.

                  (a) Incentive Options. Incentive Options may be granted only to employees (including officers) of the Company and/or any of its subsidiaries. A director of the Company or any subsidiary who is not an employee of the Company or of one of its subsidiaries is not eligible to receive Incentive Options under the Plan. Further, Incentive Options may not be granted to any person who, at the time the Incentive Option is granted, owns (or is considered as owning within the meaning of Section 425(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary (10% Owner), unless at the time the Incentive Option is granted to the 10% Owner, the option price is at least 110% of the fair market value of the Common Stock subject thereto and such Incentive Option by its terms is not exercisable subsequent to five years from the date of grant. The aggregate fair market value (determined as of the time an Incentive Option is granted) of the shares of the Company's Common Stock initially purchasable upon exercise of an Incentive Option during any calendar year may not exceed $100,000.

                  (b) Non-Incentive Options. Non-Incentive Options may be granted to any employees (including employees who have been granted Incentive Options), directors, consultants, agents, independent contractors and other persons whom the Board of Directors (or Committee) determines will contribute to the Company's success.

                  (c) The maximum number of shares that may be subject to options under this Plan granted during any calendar year to any executive officer of the Company is 800,000 shares.

                  (d) In the event on outstanding Incentive Option or a portion thereof no longer qualifies as an incentive stock option under Section 422A of the Code, such Option or portion thereof, as applicable, thereafter shall be deemed a Non-Incentive Option under the Plan.

         5.       Option Price.

                  The purchase price of the shares of Common Stock under each Option shall be determined by the Committee, which determination shall be conclusive and not subject to review, but in no event shall the purchase price be less than 100% of the fair market value of the Common Stock on the date of grant in the case of Incentive Options (110% of fair market value in the case of Incentive Options granted to a 10% Owner) and 50% of the fair market value of the Common Stock on the date of the grant in the case of Non-Incentive Options.

                  For purposes of the Plan, unless the Committee determines otherwise, the "fair market value" of a share of Common Stock as of a certain date shall be the closing sale price of the Common Stock on The Nasdaq Stock Market or, if the Common Stock is not then traded on The Nasdaq Stock Market, such national securities exchange on which the Common Stock is then traded, on the trading date immediately preceding the date fair market value is being determined. The Committee may make such other determination of fair market value, based on other factors, as it shall deem appropriate.

                  For purposes of the Plan, the date of grant of an Option shall be the date on which the Committee shall by resolution duly authorize such Option.



         6.       Term of Options.

                  The term of each Option shall be such number of years as the Committee shall determine, subject to earlier termination as herein provided, but in no event more than ten years from the date such Option is granted.

         7.       Exercise of Options.

                  (a) Each Option shall be exercisable to the extent determined by the Committee, but in no event shall an Option be exercisable until at least six months from the date of grant.

                  (b) An Option may not be exercised for fractional shares of the Company's Common Stock.

                  (c) Except as provided in paragraphs 9, 10 and 11 hereof, and unless determined otherwise by the Committee with respect to Non-Incentive Options granted to non-employees, no Option shall be exercisable unless the holder thereof shall have been an employee, director, consultant, agent, independent contractor or other person employed by or engaged in performing services for the Company and/or a subsidiary continuously from the date of grant to the date of exercise.

                  (d) The exercise of an Option shall be contingent upon receipt from the holder thereof of a written representation that at the time of such exercise it is the optionee's then present intention to acquire the Option shares for investment and not with a view to the distribution or resale thereof (unless a Registration Statement covering the shares purchasable upon exercise of the Options shall have been declared effective by the Securities and Exchange Commission) and upon receipt by the Company of cash, or a check to its order, for the full purchase price of such shares. The Committee may, in its discretion, include a "cashless exercise" provision in the applicable Option Agreement, in which event the optionee will be permitted (i) to deliver previously owned shares of Common Stock with a fair market value equal to the exercise price in payment of the full purchase price of such shares, or (ii) to request that the Company withhold shares of Common Stock issuable upon exercise of such Option with a fair market value equal to the exercise price of the shares being purchased under the Option (thereby reducing the number of shares issuable upon exercise of the Option).

                  (e) The holder of an Option shall have none of the rights of a stockholder with respect to the shares purchasable upon exercise of the Option until a certificate for such shares shall have been issued to the holder upon due exercise of the Option.

                  (f) The proceeds received by the Company upon exercise of an Option shall be added to the Company's working capital and be available for general corporate purposes.

         8.       Transferability of Options.

                  No Option granted pursuant to the Plan shall be transferable otherwise than by will or the laws of descent or distribution and an Option may be exercised during the lifetime of the holder only by such holder, provided, however, that the Committee may provide for transferability of a Non-Incentive Option to an optionee's family members or family trusts.

         9.       Termination of Employment or Engagement.

                  (a) Except as provided in paragraph (b) below, In the event the employment of the holder of an Option shall be terminated by the Company or a subsidiary for any reason other than by reason of death or disability, or the engagement of a non-employee holder of a Non-Incentive Option shall be terminated by the Company or a subsidiary for any reason, such holder may, within three months from the date of such termination, exercise such Option to the extent such Option was exercisable by such holder at the date of such
termination.   Notwithstanding  the  foregoing,   no  Option  may  be  exercised
subsequent to the date of its expiration. Absence on leave approved by the employer corporation shall not be considered an interruption of employment for any purpose under the Plan. In addition, at the discretion of the Committee, the exercisability of an outstanding Non-Incentive Option may be extended to a date determined by the Committee but not beyond ten years from the date of grant.

                  (b) The Committee may, in its discretion, at the time of grant or by amending the applicable outstanding Non-Incentive Option, delete the foregoing termination provision with respect to a Non-Incentive Option granted to a non-employee of the Company or its subsidiaries.

                  (c) Nothing in the Plan or in any Option Agreement granted hereunder shall confer upon any Optionholder any right to continue in the employ of the Company or any subsidiary or obligate the Company or any subsidiary to continue the engagement of any Optionholder or interfere in any way with the right of the Company or any such subsidiary to terminate such Optionholder's employment or engagement at any time.

         10.      Disability of Holder of Option.

                  If the employment of the holder of an Option shall be terminated by reason of such holder's disability, such holder may, within twelve months from the date of such termination, exercise such option to the extent such Option was exercisable by such holder at the date of such termination. Notwithstanding the foregoing, no Option may be exercised subsequent to the date of its expiration.

         11.      Death of Holder of Option.

                  If the holder of any Option shall die while in the employ of, or while performing services for, the Company or one or more of its subsidiaries (or within six months following termination of employment due to disability), the Option theretofore granted to such person may be exercised, but only to the extent such Option was exercisable by the holder at the date of death (or, with respect to employees, the date of termination of employment due to disability) by the legatee or legatees of such person under such person's Last Will, or by such person's personal representative or distributees, within twelve months from the date of death but in no event subsequent to the expiration date of the Option.

         12.      Adjustments Upon Changes in Capitalization.

                  If at any time after the date of grant of an Option, the Company shall by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation or otherwise, change its shares of Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares covered by such Option and the price per share thereof shall be proportionately adjusted for any such change by the Committee whose determination thereon shall be conclusive.

         13.      Acceleration of Exercisability Upon Change in Control.

                  Upon the occurrence of a "change in control" of the Company (as defined below), all outstanding Options shall become immediately fully exercisable. For purposes of the Plan, a "change in control" of the Company shall mean (i) the acquisition at any time by a "person" or "group" (as such terms are used Sections 13(d) and 14(d)(2) of the Exchange Act of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 50% or more of the combined voting power in the election of directors of the then outstanding securities of the Company or any successor or the Company; (ii) the termination of service of directors, for any reason other than death, disability or retirement from the Board of Directors, during any period of two consecutive years or less, of individuals who at the beginning of such period constituted a majority of the Board of Directors, unless the election of or nomination for election of each new director during such period was approved by a vote of at least two-thirds of the directors still in office who were directors at the beginning of the period;
(iii) approval by the stockholders of the Company of any merger, consolidation, or statutory share exchange as a result of which the Common Stock shall be changed, converted or exchanged (other than a merger, consolidation or share exchange with a wholly-owned Subsidiary) or liquidation of the Company or any sale or disposition of 80% or more of the assets or earning power or the Company; or (iv) approval by the stockholders of the Company of any merger, consolidation, or statutory share exchange to which the Company is a party as a result of which the persons who were stockholders immediately prior to the effective date of the merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation; provided, however, that no change in control shall be deemed to have occurred if, prior to such time as a change in control would otherwise be deemed to have occurred, the Company's Board of Directors deems otherwise.

         14.      Vesting of Rights Under Options.


                  Neither anything contained in the Plan nor in any resolution adopted or to be adopted by the Committee, the Board of Directors or the stockholders of the Company shall constitute the vesting of any rights under any Option. The vesting of such rights shall take place only when a written Option Agreement, substantially in the form of the Incentive Stock Option Agreement attached hereto as Exhibit A or the Non-Incentive Stock Option Agreement attached hereto as Exhibit B, shall be duly executed and delivered by and on behalf of the Company and the person to whom the Option shall be granted.

         15.      Withholding Taxes.

                  Whenever under the Plan shares are to be issued in satisfaction of the exercise of Options granted thereunder, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

         16.      Termination and Amendment.

                  The Plan, which was adopted by the Board of Directors on July 10, 1990 and approved by the shareholders of the Company, shall terminate on July 9, 2000 and no Option shall be granted under the Plan after such date. The Board of Directors may at any time prior to such date terminate the Plan or make such modifications or amendments thereto as it shall deem advisable, provided, however, that shareholder approval shall be required:

         (i) to increase the number of shares reserved for issuance under the Plan;

         (ii) to materially increase the benefits accruing to participants under the Plan;

        (iii) to materially modify the requirements of eligibility for participation in the Plan; or

         (iv) if otherwise required to comply with the incentive stock option provisions of Section 162(m) of the Code or the listed company requirements of The Nasdaq Stock Market or of a national securities exchange on which the Common Stock is then traded, and, provided, further, that no modification or amendment shall adversely affect the rights of a holder of an Option previously granted under the Plan without such holder's written consent.

                                                          EXHIBIT A TO 1990 PLAN

                           VIMRx PHARMACEUTICALS INC.

                        INCENTIVE STOCK OPTION AGREEMENT

                             ----------------------

To:

                  We are pleased to notify you that by the determination of the Stock Option Plan Committee (hereinafter the "Committee") an incentive stock option to purchase shares of the Common Stock of VIMRx Pharmaceuticals Inc. (herein called the "Company") at a price of $ per share has this day of been granted to you under the Company's 1990 Incentive and Non-Incentive Stock Option Plan (herein called the "Plan"). This option may be exercised only upon the terms and conditions set forth below.

                  1.        Purpose of Option.

                  The purpose of the Plan under which this incentive stock option has been granted is to further the growth and development of the Company and its subsidiaries by encouraging key employees, directors, consultants, agents, independent contractors and other persons who contribute and are expected to contribute materially to the Company's success to obtain a proprietary interest in the Company through the ownership of stock, thereby providing such persons with an added incentive to promote the best interests of the Company, and affording the Company a means of attracting to its service persons of outstanding ability.


                  2.       Acceptance of Option Agreement.

                  Your execution of this incentive stock option agreement will indicate your acceptance of and your willingness to be bound by its terms; it imposes no obligation upon you to purchase any of the shares subject to this option. Your obligation to purchase shares can arise only upon your exercise of the option in the manner set forth in paragraph 4 hereof.


                  3.       When Option May Be Exercised.

                  (a) The option granted you hereunder may not be exercised for a period of six months from the date of its grant by the Committee as set forth above. Thereafter, this option shall be exercisable as follows:


 [Insert exercisability provisions. A typical example, although not required under the Plan, is as follows:]

 [(i) at the end of one year from the date of grant, up to 25% of the total shares subject to the option;

 (ii)    at the end of the second year from the date of grant, up to 50%;

 (iii)   at the end of the third year from the date of grant, up to 75%;

 (iv)    at the end of the fourth year from the date of grant, up to 100%.]

This option may not be exercised for less than ten shares at any one time (or the remaining shares then purchasable if less than ten) and expires at the end of ________ years [insert number of years; maximum up ten] from the date of grant whether or not it has been duly exercised (hereinafter, the "Option Expiration Date"), unless sooner terminated as provided in paragraphs 5, 6 or 7 hereof.


                  4.       How Option May Be Exercised.

                  This option is exercisable by a written notice signed by you and delivered to the Company at its executive offices, signifying your election to exercise the option. The notice must state the number of shares of Common Stock as to which your option is being exercised, must contain a statement by you (in a form acceptable to the Company) that such shares are being acquired by you for investment and not with a view to their distribution or resale (unless a Registration Statement covering the shares purchasable has been declared effective by the Securities and Exchange Commission) and must be accompanied by cash or a check to the order of the Company for the full purchase price of the shares being purchased [if "cashless exercise" is permitted, add the following phrase:] [, unless exercised pursuant to the following "cashless exercise" provision.]

         [Insert the following "cashless exercise" provision, if granted by the Committee:] [In lieu of paying for the shares purchasable under this option by cash or check, you may (i) deliver previously owned shares of Common Stock with a fair market value equal to the full purchase price of the shares being purchased under this option, or (ii) request that the Company withhold shares of Common Stock issuable upon exercise of this option with a fair market value equal to the full purchase price of the shares being purchased under this option (thereby reducing the number of shares issuable upon exercise of this option). For purposes of this option, unless the Committee determines otherwise, the "fair market value" of a share of Common Stock as of a certain date shall be the closing sale price of the Common Stock on The Nasdaq Stock Market or, if the Common Stock is not then traded on The Nasdaq Stock Market, such national securities exchange on which the Common Stock is then traded, on the trading date immediately preceding the date fair market value is being determined. The Committee may make such other determination of fair market value, based on other factors, as it shall deem appropriate.]

                  If notice of the exercise of this option is given by a person or persons other than you, the Company may require, as a condition to the exercise of this option, the submission to the Company of appropriate proof of the right of such person or persons to exercise this option.

                  Certificates for shares of the Common Stock so purchased will be issued as soon as practicable. The Company, however, shall not be required to issue or deliver a certificate for any shares until it has complied with all requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, any stock exchange on which the Company's Common Stock may then be listed and all applicable state laws in connection with the issuance or sale of such shares or the listing of such shares on said exchange. Until the issuance of the certification for such shares, you or such other person as may be entitled to exercise this option shall have none of the rights of a stockholder with respect to shares subject to this option.

                  The Company shall have the right to require you, or such other person as may be permitted to exercise this option, to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for shares of Common Stock issuable upon exercise of this option.

                  5.       Termination of Employment.

                  If your employment with the Company (or a subsidiary thereof) is terminated for any reason other than by death or disability, you may exercise, within three months from the date of such termination, that portion of the option which was exercisable by you at the date of such termination, provided, however, that such exercise occurs no later than the Option Expiration Date.

                  6.       Disability.

                  If your employment with the Company (or a subsidiary thereof) is terminated by reason of your disability, you may exercise, within twelve months from the date of such termination, that portion of this option which was exercisable by you at the date of such termination, provided, however, that such exercise occurs no later than the Option Expiration Date.

                  7.       Death.

                  If you die while employed by the Company (or a subsidiary thereof) or within six months after termination of your employment due to disability, that portion of this option which was exercisable by you at the date of your death may be exercised by your legatee or legatees under your Will, or by your personal representatives or distributees, within twelve months from the date of your death, but in no event after the Option Expiration Date.

                  8.       Non-Transferability of Option.

                  This option shall not be transferable except by Will or the laws of descent and distribution, and may be exercised during your lifetime only by you.

                  9.       Adjustments upon Changes in Capitalization.

                  If at any time after the date of grant of this option, the Company shall, by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation, or otherwise, change its shares of Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares covered by this option and the price of each such share shall be proportionately adjusted for any such change by the Committee, whose determination shall be conclusive.

                  10.     Acceleration of Exercisability Upon Change in Control.

                  Upon the occurrence of a "change in control" of the Company (as defined below), this option shall become immediately fully exercisable. For purposes of this option, a "change in control" of the Company shall mean (i) the acquisition at any time by a "person" or "group" (as such terms are used Sections 13(d) and 14(d)(2) of the Exchange Act of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 50% or more of the combined voting power in the election of directors of the then outstanding securities of the Company or any successor or the Company; (ii) the termination of service of directors, for any reason other than death, disability or retirement from the Board of Directors, during any period of two consecutive years or less, of individuals who at the beginning of such period constituted a majority of the Board of Directors, unless the election of or nomination for election of each new director during such period was approved by a vote of at least two-thirds of the directors still in office who were directors at the beginning of the period; (iii) approval by the stockholders of the Company of any merger, consolidation, or statutory share exchange as a result of which the Common Stock shall be changed, converted or exchanged (other than a merger, consolidation or share exchange with a
wholly-owned   Subsidiary)  or  liquidation  of  the  Company  or  any  sale  or disposition  of 80% or more of the assets or earning  power or the  Company;  or
(iv) approval by the stockholders of the Company of any merger, consolidation, or statutory share exchange to which the Company is a party as a result of which the persons who were stockholders immediately prior to the effective date of the merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation; provided, however, that no change in control shall be deemed to have occurred if, prior to such time as a change in control would otherwise be deemed to have occurred, the Company's Board of Directors deems otherwise.
                  11.      Subject to Terms of the Plan.

                  This incentive stock option agreement shall be subject in all respects to the terms and conditions of the Plan and in the event of any question or controversy relating to the terms of the Plan, the decision of the Committee shall be conclusive.

                                Sincerely yours,

                                                     VIMRx PHARMACEUTICALS INC.



                                                     By:
                                      Name:
                                     Title:


Agreed to and accepted this
      day of          , 199 .



Signature of Optionee

                                                          EXHIBIT B TO 1990 PLAN

                           VIMRx PHARMACEUTICALS INC.

                      NON-INCENTIVE STOCK OPTION AGREEMENT

                     ---------------------------------------

To:

                  We are pleased to notify you that by the determination of the Stock Option Plan Committee (herein called the "Committee") a non-incentive stock option to purchase shares of the Common Stock of VIMRx Pharmaceuticals Inc. (herein called the "Company") at a price of $ per share has this day of been granted to you under the Company's 1990 Incentive and Non-Incentive Stock Option Plan (herein called the "Plan"). This option may be exercised only upon the terms and conditions set forth below.

                  1.       Purpose of Option.

                  The purpose of the Plan under which this non-incentive stock option has been granted is to further the growth and development of the Company and its subsidiaries by encouraging key employees, directors, consultants, agents, independent contractors and other persons who contribute and are expected to contribute materially to the Company's success to obtain a proprietary interest in the Company through the ownership of stock, thereby providing such persons with an added incentive to promote the best interests of the Company, and affording the Company a means of attracting to its service persons of outstanding ability.

                  2.       Acceptance of Option Agreement.

                  Your execution of this non-incentive stock option agreement will indicate your acceptance of and your willingness to be bound by its terms; it imposes no obligation upon you to purchase any of the shares subject to this option. Your obligation to purchase shares can arise only upon your exercise of the option in the manner set forth in paragraph 4 hereof.

                  3.       When Option May Be Exercised.

                  The option granted you hereunder shall be exercisable as follows: [set forth terms and expiration date of Option, but in no event shall the Option be exercisable until at least six months from the date of grant].

                  This option may not be exercised for less than ten shares at any one time (or the remaining shares then purchasable if less than ten) and expires at the end of ________ years [insert number of years; maximum up ten] from the date of grant whether or not it has been duly exercised (hereinafter, the "Option Expiration Date"), unless sooner terminated as provided in paragraphs 5, 6 or 7 hereof.

                  4.       How Option May Be Exercised.

                  This option is  exercisable  by a written notice signed by you and delivered to the Company at its executive offices, signifying your election to exercise the option. The notice must state the number of shares of Common Stock as to which your option is being exercised, must contain a statement by you (in a form acceptable to the Company) that such shares are being acquired by you for investment and not with a view to their distribution or resale (unless a Registration Statement covering the shares purchased has been declared effective by the Securities and Exchange Commission) and must be accompanied by cash or a check to the order of the Company for the full purchase price of the shares being purchased, plus such amount, if any, as is required for withholding taxes. [If "cashless exercise" is permitted, add the following phrase:] [Notwithstanding the foregoing, this option may also be exercised pursuant to the following "cashless exercise" provision.]

         [Insert the following "cashless exercise" provision, if granted by the Committee:] [In lieu of paying for the shares purchasable under this option by cash or check, you may (i) deliver previously owned shares of Common Stock with a fair market value equal to the full purchase price of the shares being purchased under this option, or (ii) request that the Company withhold shares of Common Stock issuable upon exercise of this option with a fair market value equal to the full purchase price of the shares being purchased under this option (thereby reducing the number of shares issuable upon exercise of this option). For purposes of this option, unless the Committee determines otherwise, the "fair market value" of a share of Common Stock as of a certain date shall be the closing sale price of the Common Stock on The Nasdaq Stock Market or, if the Common Stock is not then traded on The Nasdaq Stock Market, such national securities exchange on which the Common Stock is then traded, on the trading date immediately preceding the date fair market value is being determined. The Committee may make such other determination of fair market value, based on other factors, as it shall deem appropriate.] .
                  If notice of the exercise of this option is given by a person or persons other than you, the Company may require, as a condition to the exercise of this option, the submission to the Company of appropriate proof of the right of such person or persons to exercise this option.

                  Certificates for shares of the Common Stock so purchased will be issued as soon as practicable. The Company, however, shall not be required to issue or deliver a certificate for any shares until it has complied with all requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, any stock exchange on which the Company's Common Stock may then be listed and all applicable state laws in connection with the issuance or sale of such shares or the listing of such shares on said exchange. Until the issuance of the certificate for such shares, you or such other person as may be entitled to exercise this option shall have none of the rights of a stockholder with respect to shares subject to this option.

                  The Company shall have the right to require you, or such other person as may be permitted to exercise this option, to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for shares of Common Stock issuable upon exercise of this option.

                  5.        Termination of Employment or Engagement.

                  [The Committee may determine to delete this provision, at the time of grant or by amendment, to non-employees, in which event the words "Intentionally omitted" should be inserted.] If your employment with the Company (or a subsidiary thereof) is terminated for any reason other than by death or disability, or if a you are not an employee of the Company and your engagement by the Company (or a subsidiary) is terminated for any reason, you may exercise, within three months from the date of such termination, that portion of this option which was exercisable by you at the date of such termination, provided, however, that such exercise occurs prior to the Option Expiration Date.

                  6.       Disability.

                  If your employment with the Company (or a subsidiary thereof) is terminated by reason of your disability, you may exercise, within twelve months from the date of such termination, that portion of this option which was exercisable by you at the date of such termination, provided, however, that such exercise occurs prior to the Option Expiration Date.

                  7.       Death.

                  If you die while employed by the Company (or a subsidiary thereof) or within six months after termination of your employment due to disability, that portion of this option which was exercisable by you at the date of your death may be exercised by your legatee or legatees under your Will, or by your personal representatives or distributees, within twelve months from the date of your death, but in no event after the Option Expiration Date.

                  8.       Non-Transferability of Option.

                  This option shall not be transferable except by Will or the laws of descent and distribution, and may be exercised during your lifetime only by you.

[Alternative Section 8, if provided for by the Committee:]

                  [8.      Limited Transferability of Option.

                  This option shall not be transferable except to members of your family or to your family trust(s), and by Will or the laws of descent and distribution.]

                  9.       Adjustments upon Changes in Capitalization.

                  If at any time after the date of grant of this option, the Company shall, by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation, or otherwise, change its shares of Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares covered by this option and the price of each such share shall be proportionately adjusted for any such change by the Committee, whose determination shall be conclusive.

                  10.     Acceleration of Exercisability Upon Change in Control.

                  Upon the occurrence of a "change in control" of the Company (as defined below), this option shall become immediately fully exercisable. For purposes of this option, a "change in control" of the Company shall mean (i) the acquisition at any time by a "person" or "group" (as such terms are used Sections 13(d) and 14(d)(2) of the Exchange Act of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 50% or more of the combined voting power in the election of directors of the then outstanding securities of the Company or any successor or the Company; (ii) the termination of service of directors, for any reason other than death, disability or retirement from the Board of Directors, during any period of two consecutive years or less, of individuals who at the beginning of such period constituted a majority of the Board of Directors, unless the election of or nomination for election of each new director during such period was approved by a vote of at least two-thirds of the directors still in office who were directors at the beginning of the period; (iii) approval by the stockholders of the Company of any merger, consolidation, or statutory share exchange as a result of which the Common Stock shall be changed, converted or exchanged (other than a merger, consolidation or share exchange with a
wholly-owned   Subsidiary)  or  liquidation  of  the  Company  or  any  sale  or disposition  of 80% or more of the assets or earning  power or the  Company;  or
(iv) approval by the stockholders of the Company of any merger, consolidation, or statutory share exchange to which the Company is a party as a result of which the persons who were stockholders immediately prior to the effective date of the merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation; provided, however, that no change in control shall be deemed to have occurred if, prior to such time as a change in control would otherwise be deemed to have occurred, the Company's Board of Directors deems otherwise.

                  11.      Subject to Terms of the Plan.

                  This non-incentive stock option agreement shall be subject in all respects to the terms and conditions of the Plan and in the event of any question or controversy relating to the terms of the Plan, the decision of the Committee shall be conclusive.

                  12.      Tax Status.

                  This option does not qualify as an "incentive stock option" under the provisions of Section 422A of the Internal Revenue Code of 1986, as amended, and the income tax implications of your receipt of a non-incentive stock option and your exercise of such an option should be discussed with your tax counsel.

                                Sincerely yours,

                                                     VIMRx PHARMACEUTICALS INC.


                                                     By:
                                      Name:
                                     Title:

Agreed to and accepted this
     day of          , 199 .


Signature of Optionee






PROXY
                           VIMRX PHARMACEUTICALS INC.


        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Donald G. Drapkin and Eric A. Rose, M.D., and each of them, proxies, each with the power of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of VIMRX Pharmaceuticals Inc. on June 24, 1997, and any adjournments and postponements thereof, upon all matters as may properly come before the Meeting. Without otherwise limiting the foregoing general authorization, the proxies are instructed to vote as indicated herein.

                Please complete, date and sign on the reverse side and mail in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR MATTERS (1), (2), (3), (4) and (5)
 LISTED BELOW, TO COME BEFORE THE MEETING:
(1) Election of eight (8) directors:              Nominees:   Donald G. Drapkin,
                                                             Richard L. Dunning,
                                                             Eric A. Rose, M.D.,
                                                               Lawrence D. Fink,
                                                          Jerome Groopman, M.D.,
                                                              Linda G. Robinson,
                                                     Lindsay A. Rosenwald, M.D.,
                                                            Michael Weiner, M.D.
                              [ ] FOR [ ] WITHHELD

                For, except withheld from the following nominees:






(2) To approve the amendment of the Company's 1990 Incentive and Non-Incentive Stock Option Plan to read as set forth in Exhibit A.

                        [ ] FOR [ ] WITHHELD [ ] ABSTAIN

(3) To approve the adoption of Company's 1997 Incentive and Non-Incentive Stock Option Plan.

                        [ ] FOR [ ] WITHHELD [ ] ABSTAIN

(4) To ratify the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the year ending December 31, 1997.
                        [ ] FOR [ ] WITHHELD [ ] ABSTAIN
(5) Upon any and all other business that may come before the Meeting.

    Check here if you plan to attend the Annual Meeting of Stockholders.   [   ]

This Proxy, which is solicited on behalf of the Board of Directors, will be voted FOR the matters described in paragraphs (1), (2), (3), and (4) unless the stockholder specifies otherwise, in which case it will be voted as specified.
SIGNATURE(S):                                                           DATE:
Note: Executors, Administrations, Trustees, Etc. should give full title.